EXHIBIT 99.1
LETTER OF TRANSMITTAL

Solectron Corporation

OFFER TO EXCHANGE NEWLY ISSUED

0.50% CONVERTIBLE SENIOR NOTES, SERIES B DUE 2034
PLUS UP TO $1,125,000 IN CASH ($2.50 PER $1,000 PRINCIPAL AMOUNT)
FOR ANY AND ALL OUTSTANDING
0.50% CONVERTIBLE SENIOR NOTES DUE 2034

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 10, 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.

The Exchange Agent for the Exchange Offer is:
U.S. Bank National Association

Facsimile Transmission:

(for eligible institutions only):
(651) 495-8158

To Confirm by Telephone:

(651) 495-4738

By Hand and Overnight Delivery or Certified Mail:

U.S. Bank National Association
Corporate Trust Operations
Reorganization Unit
60 Livingston Avenue
St. Paul, Minnesota 55107-2292
Attn: Specialized Finance
Solectron Corporation
0.50% Convertible Senior Notes due 2034

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus included in the registration statement filed by Solectron Corporation (the “Issuer”) on January 13, 2005, and any amendments or supplements thereto (the “Prospectus”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $450,000,000 of the Issuer’s newly issued 0.50% Convertible Senior Notes, Series B due 2034 (the “New Notes”), which will be registered under the Securities Act of 1933 (the “Securities Act”), and cash ($2.50 per $1,000 principal amount) (the “Cash Consideration”), for a like principal amount of the Issuer’s outstanding 0.50% Convertible Senior Notes due 2034 (the “Outstanding Notes”) from the registered holders thereof. Except as set forth in the Prospectus under the caption “Summary — Material Differences Between the Outstanding Notes and the New Notes,” the terms of the New Notes are identical in all material respects to the terms of the Outstanding Notes.

      The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Aggregate
Principal Amount
Represented by
Names(s) and Address(es) of Registered Holder(s)	Certificate	Outstanding	Principal Amount
(Please fill in)	Number(s)*	Notes	Tendered**

Total

* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See Instruction 2.

      This Letter of Transmittal is to be used either if certificates representing Outstanding Notes are to be forwarded herewith or if delivery of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Exchange.” DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.”

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

      2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, interests, restrictions of any kind and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

      3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Issuer) with respect to the Outstanding Notes, with full power of substitution, revocation and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present or cause to be presented the Outstanding Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Outstanding Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Notes, all in accordance with the terms of and conditions to the Exchange Offer.

      4. The undersigned releases and discharges the Issuer and the trustee under the indenture governing the Outstanding Notes from any and all claims the undersigned may have now or in the future, arising out of or related to the Outstanding Notes.

      5. The undersigned understands that if the undersigned tenders Outstanding Notes and the Issuer accepts the Outstanding Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

      6. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Issuer may waive), set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer,” the Issuer may not be required to accept for exchange any of the Outstanding Notes tendered (including any Outstanding Notes tendered after the Expiration Date). Any Outstanding Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions.”

      7. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.” See Instruction 9.

      8. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the New Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) and the Cash Consideration will be issued or paid, as applicable, in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, the account indicated above maintained at the Book-Entry Transfer Facility will be credited. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, the New Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) and the Cash Consideration will be sent to the undersigned at the address shown above in the box entitled “Description of Outstanding Notes Tendered.”

     THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed ONLY if the payment of the Cash Consideration is to be made to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or if certificates for Outstanding Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue ☐ Payment ☐ New Notes ☐	Outstanding Notes

(check as applicable) to:

Name(s)*

(Please type or print)

(Please type or print)

(Please type or print)

Address:

Zip Code

(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)

Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

   To be completed ONLY if the payment of the Cash Consideration is to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or if certificates for Outstanding Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Outstanding Notes Tendered” on this Letter of Transmittal above.

Mail New Notes and/or Outstanding

Notes to:

Name(s)*

(Please type or print)

(Please type or print)

(Please type or print)

Address:

Zip Code

(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X		, 2005

X		, 2005

X		, 2005
Signature(s) of Holder(s)	Date

Area Code and Telephone Number

If a holder is tendering any Outstanding Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:

Address:

Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) Guaranteed

by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

_________________________________________________________________________________________________________ , 2005

(Date)

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures.

      This Letter of Transmittal is to be completed by holders of Outstanding Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Exchange.” Certificates for all physically tendered Outstanding Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to Midnight, New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

      Holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to Midnight, New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Exchange — Guaranteed Delivery Procedures.” Pursuant to such procedures, (a) such tender must be made through an Eligible Institution (as defined below), (b) on or prior to Midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written or facsimile copy of a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, setting forth the name and address of the holder of Outstanding Notes and the amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Outstanding Notes being tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal, and (c) the certificates for all certificated Outstanding Notes, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

      THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUER.

      See “The Exchange Offer” section in the Prospectus.

2.	Partial Tenders (not applicable to holders who tender by book-entry transfer).

      If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Outstanding Notes to be tendered in the box above entitled “Description of Outstanding Notes Tendered” under “Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Outstanding Notes of a tendering holder who physically delivered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

      If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any nontendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

      Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an “Eligible Institution” and collectively, the “Eligible Institutions”).

      Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (a) the Outstanding Notes are tendered (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (b) the box entitled “Special Issuance Instructions” on this Letter of Transmittal has not been completed.

4.	Special Issuance and Delivery Instructions.

      Tendering holders of Outstanding Notes should indicate in the applicable box or boxes the name and address to which New Notes issued pursuant to the Exchange Offer, substitute certificates evidencing Outstanding Notes not exchanged and/or checks for the payment of the Cash Consideration are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal or to the person’s account maintained at the Book-Entry Transfer Facility.

5.	Transfer Taxes.

      Tendering holders of Outstanding Notes will not be obligated to pay any transfer taxes in connection with a tender of their Outstanding Notes for exchange unless a holder instructs the Issuer to register New Notes in the name of, or requests that Outstanding Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

6.	Waiver of Conditions.

      The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

      Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Outstanding Notes.

      Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders.

      Tenders of Outstanding Notes in connection with the Exchange Offer may be withdrawn at any time prior to Midnight, New York City time, on the Expiration Date. For a withdrawal to be effective, the Exchange Agent must receive written notice of withdrawal at the address above on or prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the holder that tendered the Outstanding Notes to be withdrawn, (b) contain a statement that the holder is withdrawing his or her election to tender his or her Outstanding Notes in the Exchange Offer, (c) state the principal amount of the Outstanding Notes to be withdrawn, and (d) be signed by the holder in the same manner as the original signature in this Letter of Transmittal by which the Outstanding Notes were previously tendered, including any required signature guarantees.

      Beneficial owners desiring to withdraw Outstanding Notes previously tendered should contact the Book-Entry Transfer Facility participant through which such beneficial owners hold their Outstanding Notes. In order to withdraw Outstanding Notes previously tendered, a Book-Entry Transfer Facility participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) by (a) withdrawing its acceptance through ATOP or (b) delivering to the Exchange Agent by mail, hand delivery or facsimile transmission, notice of withdrawal of such instruction. The notice of withdrawal must contain the name and number of the Book-Entry Transfer Facility participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by an Eligible Institution. However, signatures on the notice of withdrawal need not be guaranteed if the Outstanding Notes being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a Book-Entry Transfer Facility participant in the same manner as such Book-Entry Transfer Facility participant’s name appears on its transmission through ATOP to which such withdrawal relates. A Book-Entry Transfer Facility participant may withdraw a tender only if such withdrawal complies with the provisions described in this paragraph.

      Withdrawals of tenders of Outstanding Notes may not be rescinded and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Outstanding Notes, however, may be retendered by following the procedures described above at any time prior to the Expiration Date.

10.	Validity of Surrender; Irregularities.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. The Issuer reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties, provided that the Issuer will not waive any condition to the Exchange Offer with respect to an individual holder of Outstanding Notes unless the Issuer waives that condition for all holders.

11.	Requests for Assistance or Additional Copies.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

      Each prospective holder of New Notes must complete the attached Substitute Form W-9 (or the appropriate form W-8, as described below). Under current federal income tax law, a holder of New Notes is required to provide the Issuer (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding potentially on the Cash Consideration and any payments received in respect of the New Notes. If a holder of New Notes is an individual, the TIN is such holder’s social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of New Notes may be subject to a $50 penalty imposed by the Internal Revenue Service.

      Certain holders of New Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of New Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the Issuer is required to withhold 28% of any “reportable payment” made to the holder of New Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

      To prevent backup withholding potentially on the Cash Consideration and with respect to any payments received in respect of the New Notes, each prospective holder of New Notes must provide the Issuer, through the Exchange Agent, with either: (a) such prospective holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (i) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (b) an adequate basis for exemption.

What Number to Give the Exchange Agent

      The prospective holder of New Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the New Notes. If the New Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

PAYOR’S NAME:

	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number(s) or Employer identification number(s)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 2 — Certification — Under penalties of perjury, I certify that: (1) the number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a resident alien).

Payor’s Request for Taxpayer Identification Number (TIN)	Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2)	Part 3 Awaiting TIN ☐

Signature Date __________ , 2005

NOTE:	FAILURE BY A PROSPECTIVE HOLDER OF NEW NOTES TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON THE CASH CONSIDERATION AND ANY PAYMENTS MADE TO YOU IN RESPECT OF THE NEW NOTES DELIVERABLE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature	Date	, 2005